UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

Dominion Energy, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (804) 819-2000

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On June 6, 2018, immediately preceding the filing of this Current Report on Form 8-K/A, Dominion Energy Inc. (“Dominion Energy”) filed a Current Report on Form 8-K to recast the consolidated financial statements and other information previously included in its Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on February 27, 2018. As disclosed in its Quarterly Report on Form 10-Q for the period ended March 31, 2018, effective January 1, 2018, Dominion Energy adopted revised accounting guidance pertaining to certain net periodic pension and other postretirement benefit costs, restricted cash and equivalents and certain distributions from equity method investees that required retrospective application.

Previously, on May 4, 2018, Dominion Energy filed a Current Report on Form 8-K to provide certain financial statements of SCANA Corporation (“SCANA”) and to provide updated unaudited pro forma financial information of Dominion Energy in connection with its anticipated acquisition of SCANA. Such pro forma financial information included, among other things, an unaudited pro forma consolidated statement of income for the year ended December 31, 2017 (the “2017 Pro Forma Consolidated Statement of Income”).

This amended report is being filed to provide updated unaudited consolidated pro forma financial information of Dominion Energy that incorporates a recast of the 2017 Pro Forma Consolidated Statement of Income, as well as certain pro forma adjustments to conform SCANA’s accounting for certain net periodic pension and other postretirement benefit costs in its consolidated statement of income for the year ended December 31, 2017 to the methodology used by Dominion Energy in its recast financial statements filed on June 6, 2018.

Item 9.01	Financial Statement and Exhibits.

(a)     Financial Statements of Businesses Acquired.*

* — Note: Business has not yet been acquired. Financial statements were provided in Dominion Energy Inc.’s prior filing pursuant to Rule 3-05 of Regulation S-X in connection with a probable business combination.

Unaudited Condensed Consolidated Financial Statements of SCANA Corporation at March 31, 2018 and for the three months ended March 31, 2018 and 2017, together with the related notes to the financial statements, listed as Exhibit 99.1 and incorporated herein by reference.

(b)     Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statements of Dominion Energy, Inc. at and for the three months ended March 31, 2018, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(c)     Exhibits.

Exhibit Number	Description

99.1	Unaudited Condensed Consolidated Financial Statements of SCANA Corporation at March 31, 2018 and for the three months ended March 31, 2018 and 2017, together with the related notes to the financial statements (incorporated by reference from Item 1. Financial Statements, SCANA Corporation Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed May 1, 2018, File No. 1-8809). SCANA Corporation’s Quarterly Report is included in a combined filing with the Quarterly Report of South Carolina Electric & Gas Company; information related to such affiliated entity is not considered to be a component of the Unaudited Financial Statements of SCANA Corporation.

99.2	Unaudited Pro Forma Consolidated Financial Statements of Dominion Energy, Inc. at March 31, 2018 and for the three months ended March 31, 2018 (as updated June 6, 2018; filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ Michele L. Cardiff
Name:	Michele L. Cardiff
Title:	Vice President, Controller and Chief Accounting Officer

Date: June 6, 2018